EXHIBIT 10.25

               FIRST AMENDMENT TO MASTER LEASE AGREEMENT NO. 10571

This First Amendment dated November 5, 1998, to Master Lease Agreement No. 10571 dated April 1, 1998 (the "Lease"), is entered into by and between First Mortgage Network, Inc. (the "Lessee") and Dominion Ventures, Inc. (the "Lessor").

WHEREAS, Lessee has requested that additional equipment be purchased under the Master Lease Line;

NOW THEREFORE, the parties hereto agree to amend the Lease as follows:

         1. The Funding Expiration Date of June 30, 1998 as set forth in the Master Lease Agreement No. 10571 shall be amended to February 26, 1999.

         2. The Master Lease Line shall be increased by $925,000.00 for a total of $1,595,500.00.

         3. The Advance Rental Amount of $37,682.10 as specified in the Master Lease Agreement shall be increased by $51,985.00 (plus applicable taxes) for a total of $89,667.10(plus applicable taxes), which shall be paid to Lessor upon execution of the First Amendment and shall be credited to the last complete calendar month's rent for each item of Equipment, subject to the conditions set forth in paragraph 5 of the Lease.

         4. The second sentence in Paragraph S of the Leas.; shall be deleted and replaced with the following:

                      "A pro-rata portion of the Advance Rental shall be deemed to prepay as of the date of this Lease the first and last Rental Payment for each schedule."

Except as specifically provided herein, all terms and conditions of the Lease shall remain in full force and effect, without waiver or modification.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the date first written above.

                                    LESSEE: FIRST MORTGAGE NETWORK, INC.

                                    By: /s/ SETH WERNER
                                       ------------------------------------
                                    Its: President / CEO

                                    LESSOR: DOMINION VENTURES, INC.

                                    By: /s/       [ILLEGIBLE]
                                       ------------------------------------
                                    Its: President